UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2016

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

As previously disclosed, on July 7, 2015 and on February 29, 2016, Team, Inc. (“Team”) completed the acquisitions of Qualspec Group LLC (“Qualspec”) and Furmanite Corporation (“Furmanite”), respectively. In connection with the filing of a registration statement on Form S-3 with the Securities and Exchange Commission, Team is filing this Current Report on Form 8-K solely to provide certain additional required historical financial statements of Qualspec and Furmanite as well as certain required unaudited pro forma financial information giving effect to the Qualspec and Furmanite transactions. This Item 8.01 contains the following:

•
the audited historical financial statements of Furmanite Corporation as of and for the year ended December 31, 2015, included as Exhibit 99.1 attached hereto, which is incorporated herein by reference;

•
the unaudited interim pro forma financial statements of Qualspec Group LLC as of and for the six months ended June 30, 2015 and 2014, included as Exhibit 99.2 attached hereto, which is incorporated herein by reference; and

•
the Team, Inc. unaudited pro forma combined condensed consolidated statements of income for the year ended May 31, 2015, the seven months ended December 31, 2015 and the six months ended June 30, 2016, included as Exhibit 99.3 attached hereto, which is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.

i.	The audited consolidated financial statements of Furmanite Corporation as of and for the year ended December 31, 2015 are filed as Exhibit 99.1 to this report and incorporated herein by reference.

ii.
The unaudited interim consolidated financial statements of Qualspec Group LLC as of and for the six months ended June 30, 2015 and 2014 are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(b)    Pro Forma Financial Information.

i.
The Team, Inc. unaudited pro forma combined condensed consolidated statements of income for the year ended May 31, 2015, the seven months ended December 31, 2015 and the six months ended June 30, 2016 are filed as Exhibit 99.3 to this report and incorporated herein by reference.

(d)    Exhibits.

Exhibit No.	Description

23.1	Consent of BDO USA, LLP.
99.1	Audited consolidated financial statements of Furmanite Corporation as of and for the year ended December 31, 2015.
99.2	Unaudited interim consolidated financial statements of Qualspec Group LLC as of and for the six months ended June 30, 2015 and 2014.
99.3	Unaudited pro forma condensed combined consolidated statements of income for the year ended May 31, 2015, the seven months ended December 31, 2015 and the six months ended June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ Greg L. Boane
Greg L. Boane
Executive Vice President and Chief Financial Officer
Dated: October 11, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP.
99.1	Audited consolidated financial statements of Furmanite Corporation as of and for the year ended December 31, 2015.
99.2	Unaudited interim consolidated financial statements of Qualspec Group LLC as of and for the six months ended June 30, 2015 and 2014.
99.3	Unaudited pro forma condensed combined consolidated statements of income for the year ended May 31, 2015, the seven months ended December 31, 2015 and the six months ended June 30, 2016.